SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) February 1, 2001
                                  ------------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------




















On February 1, 2001, General Motors Corporation (GM) issued a news release announcing January sales and production, as well as first quarter 2001 production estimates. The release is as follows:

ITEM 5.  OTHER ITEMS

          GM January Sales Down 5%; Industry Sales Continue to Moderate

                       - January Car Sales Down 4%
                       - January Truck Sales Down 6%
                       - Full-size Utility Sales Surge 18%

        GM Announces January Production; First-Quarter Forecast Unchanged

      DETROIT -- General Motors dealers sold 343,548 new cars and trucks in January in the United States, down five percent from January 2000. GM car sales decreased four percent to 177,192 units and truck sales were off six percent to 166,356 units.

      "The industry is beginning 2001 in a different market environment than we saw in 2000 and we are making sure all of our actions are consistent with market demand," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "Industry sales in 2000 exceeded the 18-million-unit selling rate for five months out of the year and February sales shattered the 19-million-unit mark. That's a tough act to follow but we expect industry sales to again run at healthy levels this year," he said.

      In January, GM dealers reported strong sales of GM full-size utilities, posting an 18 percent gain for the month to 35,187 units. GM posted a record for overall utility sales, while the Chevrolet and GMC divisions each posted records for their total full-size utility sales. In addition, the Chevrolet Tahoe and Suburban and GMC Yukon each posted record January sales.

      Saturn retailers also reported record January sales with a total increase of 26 percent to 21,465 units.

January Sales Records

   -  GM Utilities
   -  GM Full-size Utilities
   -  GM Midsize Utilities
   -  Chevrolet  Silverado  (best  since 1979)
   -  Chevrolet  Utilities
   -  Chevrolet Full-size Utilities
   -  Chevrolet Tahoe
   -  Chevrolet Suburban
   -  Chevrolet Impala
   -  GMC Utilities
   -  GMC Full-size Utilities
   -  GMC Yukon
   -  Oldsmobile Silhouette
   -  Oldsmobile Alero
   -  Saturn
   -  Saturn L-Series

January Production Totals & 1st Quarter 2001 Estimates

      In January, GM produced 374,084 vehicles (185,043 cars and 189,041 trucks) in North America, down from 431,864 vehicles (209,834 cars and 222,030 trucks) produced in January 2000. Included in those figures were 270,873 vehicles (133,398 cars and 137,475 trucks) produced in the United States in January, down from 321,998 vehicles (142,627 cars and 179,371 trucks) produced in January 2000. GM also produced 67,726 vehicles (40,066 cars and 27,660 trucks) in Canada in January, down from 83,334 vehicles (54,901 cars and 28,433 trucks) produced in January 2000.

      GM also announced that its first-quarter North American production estimate will be 1.2 million vehicles (566,000 cars and 634,000 truck). On January 8, 2001, GM announced its first-quarter estimate would be 1.2 million vehicles (562,000 cars and 638,000 trucks).

      In the first quarter of 2000, GM produced 1,521,000 vehicles (746,000 cars and 775,000 trucks).

      The first-quarter estimate remains consistent with GM's efforts to align production with demand and reduce inventory levels in a moderating economy.

      Additionally, GM announced the following first-quarter 2001 production estimates for its international regions:

   - GM Europe -The first-quarter 2001 estimate is 558,000 vehicles, down from the previous estimate of 574,000 vehicles.

   - GM Asia Pacific -The first-quarter 2001 estimate is 53,000 vehicles, down from the previous estimate of 61,000 vehicles.

   - GM Latin America, Africa and the Middle East -The first-quarter 2001 estimate is 131,000 vehicles, up from the previous estimate of 128,000 vehicles.

Note: With the formation of General Motors Isuzu Commercial Truck LLC, a joint venture on September 15, 2000, to consolidate Isuzu and GM medium-duty commercial vehicle sales, service and marketing functions in the U.S., GM assumed responsibility for the reporting of Isuzu medium-duty deliveries. These deliveries appear in the Other-Isuzu category of the GM sales/production press release

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on the Sales/Production icon.
-------------------

                                      # # #

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.




                                             2-1P
                              GM Car Deliveries - (United States)
                                         January 2001
------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)      January            January - January
                         -----------------------------------------------
                                           %Chg                   %Chg
                           2001    2000   per S/D  2001   2000   per S/D
                         -----------------------------------------------
       Selling Days (S/D)   26      25              26     25
------------------------------------------------------------------------

Century                    9,526  10,641  -13.9   9,526  10,641   -13.9
LeSabre                    9,948   9,736   -1.8   9,948   9,736    -1.8
Park Avenue                2,534   3,895  -37.4   2,534   3,895   -37.4
Regal                      4,556   5,152  -15.0   4,556   5,152   -15.0
Riviera                        0      10  ***.*       0      10   ***.*
      Buick Total         26,564  29,434  -13.2  26,564  29,434   -13.2
------------------------------------------------------------------------
Catera                       704     806  -16.0     704     806   -16.0
DeVille                    7,948   9,035  -15.4   7,948   9,035   -15.4
Eldorado                     538     961  -46.2     538     961   -46.2
Seville                    1,339   1,765  -27.1   1,339   1,765   -27.1
     Cadillac Total       10,529  12,567  -19.4  10,529  12,567   -19.4
------------------------------------------------------------------------
Camaro                     1,948   2,486  -24.7   1,948   2,486   -24.7
Cavalier                  16,221  16,062   -2.9  16,221  16,062    -2.9
Corvette                   2,252   1,863   16.2   2,252   1,863    16.2
Impala (W)                14,923  10,664   34.6  14,923  10,664    34.6
Lumina                     4,298   3,689   12.0   4,298   3,689    12.0
Malibu                    13,076  15,650  -19.7  13,076  15,650   -19.7
Metro                      2,170   3,171  -34.2   2,170   3,171   -34.2
Monte Carlo                4,599   5,380  -17.8   4,599   5,380   -17.8
Prizm                      4,620   3,493   27.2   4,620   3,493    27.2
    Chevrolet Total       64,107  62,458   -1.3  64,107  62,458    -1.3
------------------------------------------------------------------------
Alero                     13,407  11,141   15.7  13,407  11,141    15.7
Aurora                     2,763     317  738.1   2,763     317   738.1
Cutlass                        4     314  -98.8       4     314   -98.8
Cutlass Supreme                0       0  ***.*       0       0   ***.*
Eighty Eight                   0     148  ***.*       0     148   ***.*
Intrigue                   3,604   5,569  -37.8   3,604   5,569   -37.8
    Oldsmobile Total      19,778  17,489    8.7  19,778  17,489     8.7
------------------------------------------------------------------------
Bonneville                 2,689   4,159  -37.8   2,689   4,159   -37.8
Firebird                   1,495   2,091  -31.3   1,495   2,091   -31.3
Grand Am                  16,265  15,138    3.3  16,265  15,138     3.3
Grand Prix                 5,363  10,538  -51.1   5,363  10,538   -51.1
Sunfire                    6,623   5,270   20.8   6,623   5,270    20.8
     Pontiac Total        32,435  37,196  -16.2  32,435  37,196   -16.2
------------------------------------------------------------------------
900                            0       5  ***.*       0       5   ***.*
9000                           0       8  ***.*       0       8   ***.*
9-3                        1,149   1,164   -5.1   1,149   1,164    -5.1
9-5                        1,165     802   39.7   1,165     802    39.7
       Saab Total          2,314   1,979   12.4   2,314   1,979    12.4
------------------------------------------------------------------------
Saturn EV1                     0      82  ***.*       0      82   ***.*
Saturn L Series            8,050   4,381   76.7   8,050   4,381    76.7
Saturn S Series           13,415  11,930    8.1  13,415  11,930     8.1
      Saturn Total        21,465  16,393   25.9  21,465  16,393    25.9
------------------------------------------------------------------------
        GM Total         177,192 177,516   -4.0 177,192 177,516    -4.0
------------------------------------------------------------------------
                         GM Car Deliveries by Production Source
------------------------------------------------------------------------
GM North America *       174,174 174,731   -4.2 174,174 174,731    -4.2
------------------------------------------------------------------------
GM Import                  3,018   2,785    4.2   3,018   2,785     4.2
------------------------------------------------------------------------
        GM Total         177,192 177,516   -4.0 177,192 177,516    -4.0
------------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order



                                             2-1P
                              GM Car Deliveries - (United States)
                                         January 2001
------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)      January            January - January
                         -----------------------------------------------
                                           %Chg                   %Chg
                           2001    2000   per S/D  2001   2000   per S/D
                         -----------------------------------------------
       Selling Days (S/D)   26      25              26     25
------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------
Buick Total               26,564  29,434  -13.2  26,564  29,434   -13.2
Cadillac Total             9,825  11,761  -19.7   9,825  11,761   -19.7
Chevrolet Total           64,107  62,458   -1.3  64,107  62,458    -1.3
Oldsmobile Total          19,778  17,489    8.7  19,778  17,489     8.7
Pontiac Total             32,435  37,196  -16.2  32,435  37,196   -16.2
Saturn Total              21,465  16,393   25.9  21,465  16,393    25.9
 GM North America Total* 174,174 174,731   -4.2 174,174 174,731    -4.2
------------------------------------------------------------------------
Cadillac Total               704     806  -16.0     704     806   -16.0
Saab Total                 2,314   1,979   12.4   2,314   1,979    12.4
     GM Import Total       3,018   2,785    4.2   3,018   2,785     4.2
------------------------------------------------------------------------
                           GM Vehicle Deliveries by Marketing Division
------------------------------------------------------------------------
Buick Total               26,564  29,434  -13.2  26,564  29,434   -13.2
Cadillac Total            11,235  14,628  -26.1  11,235  14,628   -26.1
Chevrolet Total          183,371 184,585   -4.5 183,371 184,585    -4.5
GMC Total                 34,398  37,523  -11.9  34,398  37,523   -11.9
Hummer Total                  92      76   16.4      92      76    16.4
Oldsmobile Total          24,754  22,902    3.9  24,754  22,902     3.9
Other - Isuzu Total          950       0  ***.*     950       0   ***.*
Pontiac Total             38,405  40,693   -9.3  38,405  40,693    -9.3
Saab Total                 2,314   1,979   12.4   2,314   1,979    12.4
Saturn Total              21,465  16,393   25.9  21,465  16,393    25.9
     GM Total            343,548 348,213   -5.1 343,548 348,213    -5.1
------------------------------------------------------------------------
* Includes US/Canada/Mexico
(1) Determines Sort Order




                                              3-1P
                              GM Truck Deliveries - (United States)
                                         January 2001
---------------------------------------------------------------------
                                              Calendar Year-to-Date
                     (1)     January            January - January
                     ------------------------------------------------
                                      % Chg                   %Chg
                       2001    2000  per S/D   2001    2000  per S/D
---------------------------------------------------------------------
   Selling Days (S/D)   26      25              26      25
---------------------------------------------------------------------
Escalade                 706   2,061   -67.1     706   2,061   -67.1
   Total Cadillac        706   2,061   -67.1     706   2,061   -67.1
---------------------------------------------------------------------
Astro                  4,810   7,075   -34.6   4,810   7,075   -34.6
C/K Suburban(Chev)    10,501  10,493    -3.8  10,501  10,493    -3.8
Chevy C/T Series         352     627   -46.0     352     627   -46.0
Chevy P Models & Mtr Hms  10     152   -93.7      10     152   -93.7
Chevy W Series           183     114    54.4     183     114    54.4
Express Cutaway/G Cut    880   1,450   -41.6     880   1,450   -41.6
Express Panel/G Van    4,849   5,309   -12.2   4,849   5,309   -12.2
Express/G Sportvan     1,075     881    17.3   1,075     881    17.3
S/T Blazer            15,867  16,672    -8.5  15,867  16,672    -8.5
S/T Pickup            10,085  15,946   -39.2  10,085  15,946   -39.2
Silverado-C/K Pickup  47,663  45,804     0.1  47,663  45,804     0.1
Tahoe                 14,250   8,145    68.2  14,250   8,145    68.2
Tracker                3,410   3,727   -12.0   3,410   3,727   -12.0
Venture                5,329   5,732   -10.6   5,329   5,732   -10.6
  Chevrolet Total    119,264 122,127    -6.1 119,264 122,127    -6.1
---------------------------------------------------------------------
C/K Suburban(GMC)          9   1,629   -99.5       9   1,629   -99.5
GMC C/T Series           766   1,494   -50.7     766   1,494   -50.7
GMC W Series             253     236     3.1     253     236     3.1
P Models & Mtr Hms(GMC)    2     110   -98.3       2     110   -98.3
S/T Jimmy              5,032   5,206    -7.1   5,032   5,206    -7.1
Safari (GMC)           1,662   2,596   -38.4   1,662   2,596   -38.4
Savana Panel/G Classic 1,506   1,584    -8.6   1,506   1,584    -8.6
Savana Special/G Cut     376     842   -57.1     376     842   -57.1
Savana/Rally             155     205   -27.3     155     205   -27.3
Sierra                12,679  13,781   -11.5  12,679  13,781   -11.5
Sonoma                 2,329   3,548   -36.9   2,329   3,548   -36.9
Yukon                  5,352   3,333    54.4   5,352   3,333    54.4
Yukon XL               4,277   2,959    39.0   4,277   2,959    39.0
     GMC Total        34,398  37,523   -11.9  34,398  37,523   -11.9
---------------------------------------------------------------------
Hummer H1                 92      76    16.4      92      76    16.4
    Hummer Total          92      76    16.4      92      76    16.4
---------------------------------------------------------------------
Bravada                1,553   2,286   -34.7   1,553   2,286   -34.7
Silhouette             3,423   3,127     5.3   3,423   3,127     5.3
  Oldsmobile Total     4,976   5,413   -11.6   4,976   5,413   -11.6
---------------------------------------------------------------------
Other-Isuzu F Series      NA       0   ***.*      NA       0   ***.*
Other-Isuzu N Series      NA       0   ***.*      NA       0   ***.*
 Other-Isuzu Total       950       0   ***.*     950       0   ***.*
---------------------------------------------------------------------
Aztek                  2,938       0   ***.*   2,938       0   ***.*
Montana                3,032   3,492   -16.5   3,032   3,492   -16.5
Trans Sport                0       5   ***.*       0       5   ***.*
   Pontiac Total       5,970   3,497    64.2   5,970   3,497    64.2
---------------------------------------------------------------------
      GM Total       166,356 170,697    -6.3 166,356 170,697    -6.3
---------------------------------------------------------------------
                        GM TRUCK Deliveries by Production Source
---------------------------------------------------------------------
GM North America *   165,069 170,439    -6.9 165,069 170,439    -6.9
---------------------------------------------------------------------
GM Import                337     258    25.6     337     258    25.6
---------------------------------------------------------------------
      GM Total       166,356 170,697    -6.3 166,356 170,697    -6.3
---------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
---------------------------------------------------------------------
GM North America *   163,840 167,964    -6.2 163,840 167,964    -6.2
---------------------------------------------------------------------
GM Import                  0       0   ***.*       0       0   ***.*
---------------------------------------------------------------------
      GM Total       163,840 167,964    -6.2 163,840 167,964    -6.2
---------------------------------------------------------------------
* Includes U.S./Canada/Mexico
(1) Determines Sort Order



                                              3-1P
                              GM Truck Deliveries - (United States)
                                         January 2001
---------------------------------------------------------------------
                                              Calendar Year-to-Date
                     (1)     January            January - January
                     ------------------------------------------------
                                      % Chg                   %Chg
                       2001    2000  per S/D   2001    2000  per S/D
---------------------------------------------------------------------
   Selling Days (S/D)   26      25              26      25
---------------------------------------------------------------------
  GM TRUCK Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------
Cadillac Total           706   2,061   -67.1     706   2,061   -67.1
Chevrolet Total      119,125 122,052    -6.2 119,125 122,052    -6.2
GMC Total             34,200  37,340   -11.9  34,200  37,340   -11.9
Hummer Total              92      76    16.4      92      76    16.4
Oldsmobile Total       4,976   5,413   -11.6   4,976   5,413   -11.6
Other-Isuzu Total         NA       0   ***.*      NA       0   ***.*
Pontiac Total          5,970   3,497    64.2   5,970   3,497    64.2
  GM North America
    Totals*          165,069 170,439    -6.9 165,069 170,439    -6.9
---------------------------------------------------------------------
Chevrolet Total          139      75    78.2     139      75    78.2
GMC Total                198     183     4.0     198     183     4.0
Other-Isuzu Total         NA       0   ***.*      NA       0   ***.*
    GM Import Total      337     258    25.6     337     258    25.6
---------------------------------------------------------------------
GM Light Truck Deliveries by Production Source and Marketing Division
---------------------------------------------------------------------
Cadillac Total           706   2,061   -67.1     706   2,061   -67.1
Chevrolet Total      118,719 121,234    -5.8 118,719 121,234    -5.8
GMC Total             33,377  35,683   -10.1  33,377  35,683   -10.1
Hummer Total              92      76    16.4      92      76    16.4
Oldsmobile Total       4,976   5,413   -11.6   4,976   5,413   -11.6
Pontiac Total          5,970   3,497    64.2   5,970   3,497    64.2
  GM North America
    Totals*          163,840 167,964    -6.2 163,840 167,964    -6.2
---------------------------------------------------------------------
                 GM Light Truck Deliveries by Marketing Division
---------------------------------------------------------------------
Cadillac Total           706   2,061   -67.1     706   2,061   -67.1
Chevrolet Total      118,719 118,719    -3.8 118,719 118,719    -3.8
GMC Total             33,377  33,377    -3.8  33,377  33,377    -3.8
Hummer Total              92      76    16.4      92      76    16.4
Oldsmobile Total       4,976   5,413   -11.6   4,976   5,413   -11.6
Pontiac Total          5,970   3,497    64.2   5,970   3,497    64.2
    GM Total         163,840 163,143    -3.4 163,840 163,143    -3.4
---------------------------------------------------------------------
* Includes US/Canada/Mexico
(1) Determines Sort Order



Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                     Calendar Year-to-Date
                                January                January - January
                      ---------------------------------------------------------
 Curr S/D:   26                            % Chg                        % Chg
 Prev S/D:   25          2001     2000    per S/D    2001      2000    per S/D
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Vehicle Total          343,548   348,213     -5.1   343,548   348,213     -5.1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Car Total              177,192   177,516     -4.0   177,192   177,516     -4.0
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Truck Total            166,356   170,697     -6.3   166,356   170,697     -6.3
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Light Truck Total      163,840   167,964     -6.2   163,840   167,964     -6.2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Light Vehicle Total    341,032   345,480     -5.1   341,032   345,480     -5.1
-------------------------------------------------------------------------------

           Market Division
           Vehicle Total                               Calendar Year-to-Date
                                January                January - January
                      ---------------------------------------------------------
                                           % Chg                        % Chg
                         2001      2000   per S/D     2001      2000   per S/D
-------------------------------------------------------------------------------
Buick                   26,564    29,434    -13.2    26,564    29,434    -13.2
Cadillac                11,235    14,628    -26.1    11,235    14,628    -26.1
Chevrolet              183,371   184,585     -4.5   183,371   184,585     -4.5
GMC                     34,398    37,523    -11.9    34,398    37,523    -11.9
Hummer                      92        76     16.4        92        76     16.4
Oldsmobile              24,754    22,902      3.9    24,754    22,902      3.9
Other - Isuzu              950         0    ***.*       950         0    ***.*
Pontiac                 38,405    40,693     -9.3    38,405    40,693     -9.3
Saab                     2,314     1,979     12.4     2,314     1,979     12.4
Saturn                  21,465    16,393     25.9    21,465    16,393     25.9
-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    174,174   174,731     -4.2   174,174   174,731     -4.2
-------------------------------------------------------------------------------
Light Truck            163,840   167,964     -6.2   163,840   167,964     -6.2
-------------------------------------------------------------------------------

Twenty-six selling days for the January period this year and twenty-five for last year.

* American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

Please Note: The Light sub-totals will be different than reported the prior year due to the implementation of 2001 Segmentation, which moved some Light Trucks to Medium.




                           GENERAL MOTORS CORPORATION
                               PRODUCTION FORECAST

                  United States             Canada              Mexico         Total  Total  Total      Memo: *
                 ------------------  --------------------  ------------------                        ------------
(Units 000's)    Car*  Truck  Total   Car*  Truck*  Total   Car  Truck  Total   Car   Truck   NAO    NUMMI   CAMI
                 ------------------  --------------------  ------------------  -----  -----  -----   ------------
QUARTER FORECAST

Q:1 2001          412   478    890    120     91     211    34    65      99    566     634  1,200     13     14
O/(U) prior
                  ---   ---    ---    ---    ---     ---   ---   ---     ---    ---     ---  -----    ---    ---
forecast:           6    (4)     2     (3)    (1)     (4)    1     1       2      4      (4)     0      0      0
----------------------------------------------------------------------------------------------------------------

                  United States             Canada              Mexico         Total  Total  Total      Memo: *
 HISTORY         ------------------  --------------------  ------------------                        ------------
(Units 000's)    Car  Truck  Total   Car   Truck   Total   Car  Truck  Total   Car   Truck    NAO    NUMMI   CAMI
                 ------------------  --------------------  ------------------  -----  -----  -----   ------------
   1999
 1st Qtr          564   604  1,168    167     98     265    50    23      73    781     725  1,506     12     23
 2nd Qtr          548   657  1,205    163     96     259    49    42      91    760     795  1,555     12     23
 3rd Qtr          482   562  1,044    135     85     220    43    52      95    660     699  1,359     13     17
 4th Qtr          550   576  1,126    164     94     258    45    24      69    759     694  1,453     12     26
                ----- -----  -----    ---    ---   ----- -----   ---     ---  -----   -----  -----   ----   ----
  CALYR         2,144 2,399  4,543    629    373   1,002   187   141     328  2,960   2,913  5,873     49     89

   2000
1st Qtr (Act)     520   623  1,143    185    102     287    41    50      91    746     775  1,521     13     24
2nd Qtr (Act)     562   625  1,187    174     99     273    51    57     108    787     781  1,568     13     23
3rd Qtr (Act)     495   465    960    147     90     237    47    75     122    689     630  1,319     12     22
4th Qtr (Act)     461   521    982    162     97     259    47    76     123    670     694  1,364     12     23
                -----  ----  -----    ---    ---   ----- -----   ---     ---  -----   -----  -----   ----   ----
CALYR (Act)     2,038 2,234  4,272    668    388   1,056   186   258     444  2,892   2,880  5,772     50     92

   2001
1st Qtr (Est)     412   478    890    120     91     211    34    65      99    566     634  1,200     13     14

----------------------------------------------------------------------------------------------------------------
* NUMMI units included in U.S. Car: CAMI units included in Canada Car and Truck figures.




                           GM Production Schedule - 2/01
------------------------------------------------------------------------
                                                 Total     Memo:
Units 000s      GMNA     GME   GMLAAM    GMAP  Worldwide   NUMMI    CAMI
------------------------------------------------------------------------
2001 Q1        1,200     558      131      53      1,942      13      14
O/(U) prior
forecast:@         0     (16)       3      (8)       (21)      0      (1)
------------------------------------------------------------------------

             -------------------------------------------
                                                 Total        Memo:
Units 000s    GMNA     GME     GMLAAM   GMAP   Worldwide  NUMMI  CAMI
             -----------------------------------------------------------

   1997
1st Qtr.       1,442     472      130      32      2,076      16      30
2nd Qtr.       1,459     521      162      33      2,175      17      29
3rd Qtr.       1,269     417      170      31      1,887      13      21
4th Qtr.       1,458     464      142      37      2,101      11      18
              ------    ----     ----     ---     ------     ---      --
    CY         5,628   1,873      604     133      8,238      57      98

   1998
1st Qtr.       1,375     424      146      36      1,981      16      10
2nd Qtr.       1,172     479      153      39      1,843       7      14
3rd Qtr.       1,002     440      137      37      1,616      11       3
4th Qtr.       1,510     522       89      36      2,157      12      18
              ------    ----      ---     ---     ------     ---      --
    CY         5,059   1,864      525     148      7,596      46      45

   1999
1st Qtr.       1,506     524       93      38      2,161      12      23
2nd Qtr.       1,555     533      110      25      2,223      12      23
3rd Qtr.       1,359     427      112      47      1,945      13      17
4th Qtr.       1,453     530       97      47      2,127      12      26
              ------    ----      ---     ---     ------     ---      --
    CY         5,873   2,014      412     157      8,456      49      89

   2000
1st Qtr.       1,521     572      118      40      2,251      13      24
2nd Qtr.       1,568     534      140      45      2,287      13      23
3rd Qtr.       1,319     374      151      53      1,897      12      22
4th Qtr.       1,364     513      135      48      2,060      12      23
              ------    ----     ----     ---     ------     ---      --
    CY         5,772   1,993      544     186      8,495      50      92

   2001
1st Qtr.#      1,200     558      131      53      1,942      13      14
              ------    ----     ----     ---     ------     ---      --

@ Numbers may vary due to rounding
* GME  Production  includes Saab back to 1999
# Denotes estimate

Note:  Beginning  with Q1 2001,  a  reclassification   has been   made  in  the
International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification. This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website







                                     # # # #

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      February 1, 2001
      ----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)